                                                                    EXHIBIT 99.2

           CERTIFICATE PURSUANT TO 18 U.S.C. SECTION 1350, AS ENACTED
                BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, Robert A. Beckman, the Vice President-Finance of Bone Care International, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, that (i) the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2002 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                     /S/  ROBERT A. BECKMAN
                                                     ----------------------
                                                     Robert A. Beckman
                                                     November 13, 2002









                                      -20-